SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2006
W HOLDING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Puerto Rico (State or other jurisdiction of incorporation)	000-27377 (Commission File Number)	66-0573197 (IRS Employer Identification No.)
19 West McKinley Street, Mayaguez, Puerto Rico 00680
(Address of principal executive offices)                     (Zip code)
Registrant’s telephone number, including area code: (787) 834-8000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 8.01. Other Events.
     On February 20, 2006, W Holding Company, Inc. issued a press release announcing that it had received a legal opinion of independent counsel which concludes that certain mortgage-related transactions entered into with Doral Financial Corporation do not constitute “true sales.” The press release, a copy of which is filed as Exhibit 99.1 hereto, is hereby incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c)      Exhibits.

Exhibit No.	Description

99.1	Press release of the company, dated February 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W HOLDING COMPANY, INC. (Registrant)
/s/ Ricardo Hernandez
Ricardo Hernandez
Chief Financial Officer

Date: February 21, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the company, dated February 20, 2006